UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 18, 2008
Atlas Energy Resources, LLC
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-33193 (Commission File Number)	75-3218520 (IRS Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, PA (Address of principal executive offices)	15108 (Zip Code)
Registrant’s telephone number, including area code: 412-262-2830
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On January 18, 2008, Atlas Energy Resources, LLC (“ATN”) issued a press release announcing the sale of $250 million of senior unsecured notes due in 2018 in a private placement at a coupon rate of 10.75% and that it had entered into an interest rate swap contract for $150 million. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press release dated January 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 23, 2008	Atlas Energy Resources, LLC
	By:	/s/ Matthew A. Jones
Its Chief Financial Officer